UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

Date of Meeting:                                May 8, 2015

Type of Meeting:                                Annual Meeting of Stockholders

Matters Voted on:	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Richard O. Schaum	13,013,545	123,283	37,093	3,750,874
Milton L. Scott	12,701,419	435,377	37,125	3,750,874
Paul J. Varello	12,961,845	210,153	1,923	3,750,874
Approval of a one-time stock plan for the Chief Executive Officer.	12,676,550	260,265	237,106	3,750,874
Ratification of the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2015.	15,904,502	1,009,415	10,878	-0-
Approval of named executive officer compensation (an advisory vote)	12,579,278	288,943	305,700	3,750,874

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2015	Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun